UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2025

LUCENT, INC.

(Exact name of registrant as specified in its charter)

NV	000-56397	83-4057513
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 California Ave., Suite 100 Irvine, CA		92617
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(949) 251-1470

_________________

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01Other Events.

On December 30, 2025, the agreement between Lucent, Inc. and Dijiya Energy Saving Technology Inc. (DESTI), a Taiwan corporation (“Seller”) was rescinded due to the inability to obtain audited financial statements required for PCAOB-compliant reporting and SEC filing obligations. Acquirer and Seller entered into that certain Acquisition Agreement dated effective 12/7/2024 and the Rescission applies to any previous versions (the “Acquisition Agreement”), pursuant to which Acquirer agreed to acquire all the issued and outstanding equity interests of DESTI.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUCENT, INC.

Date: December 30, 2025

By: /s/ Steven Arenal
Steven Arenal
Chief Executive Officer